UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2020

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On March 30, 2020, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”) announcing the Company’s reliance on the order of the U.S. Securities and Exchange Commission, dated March 25, 2020: Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”). The Order extends, by no later than forty-five (45) days, the deadlines for filing certain reports made under the Securities Exchange Act of 1934, including Annual Reports on Form 10-K, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the novel coronavirus disease, COVID-19, and which reports have filing deadlines between March 1 and July 1, 2020.

As disclosed in the Original 8-K, the Company estimated that it would be able to file its Annual Report on Form 10-K by no later than April 15, 2020.  As a result of federal, state, and local government continuing measures to prevent the spread of COVID-19, however, including policies regarding working from home, the preparation of the Company’s financial statements and disclosures have taken a greater amount of time than originally expected as the Company’s staff have experienced delays in completing audit-related functions and required disclosures.

This Amendment No. 1 to the Original 8-K amends the Original 8-K solely to change the estimated filing date of the Company’s Annual Report on Form 10-K to a date that is no later than May 14, 2020. No other changes have been made to the Original 8-K.

Item 8.01 Other Events

Reference is made to the order of the U.S. Securities and Exchange Commission, dated March 25, 2020: Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465)(the “Order”). The Order extends the deadlines for filing certain reports made under the Securities Exchange Act of 1934 (the “Exchange Act”), including annual reports on Form 10-K, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the novel coronavirus disease, COVID-19, and which reports have filing deadlines between March 1 and July 1, 2020.

In accordance with the provisions of the Order, GSE Systems, Inc. (“GSE” or the “Company”) hereby provides notice that the Company will be relying on the Order because it is unable to meet its filing deadline for its Annual Report on Form 10-K, due on March 30, 2020. The Company is headquartered in the State of Maryland. On March 5, 2020 a state of emergency was declared within the entire state of Maryland, and renewed on March 17, 2020 (the “Declaration”). On March 23, 2020, the Declaration was further amended to recommend “social distancing” in the workplace and certain other measures to prevent the further spread of COVID-19. Due to these measures and recommendations, and to protect employees from the spread of COVID-19, the Company has encouraged or mandated that employees work remotely. As a result of these measures, the routine efforts of the Company’s accounting and finance personnel to prepare the Company’s financial statements and disclosures have taken a greater amount of time and the Company is unable to finalize and file its Annual Report on Form 10-K on a timely basis. The Company estimates that it will be able to file its Annual Report on Form 10-K by no later than May 14, 2020.

The Company will be including the following Risk Factor, explaining the impact of COVID-19 on its business, in its forthcoming Annual Report on Form 10-K:

A novel strain of coronavirus, the COVID-19 virus, may adversely affect our business operations and financial condition.

In December 2019, an outbreak of the COVID-19 virus was reported in Wuhan, China. On March 11, 2020, the World Health Organization declared the COVID-19 virus a global pandemic and on March 13, 2020, President Donald J. Trump declared the virus a national emergency in the United States. This highly contagious disease has spread to most of the countries in the world and throughout the United States, creating a serious impact on customers, workforces and suppliers, disrupting economies and financial markets, and potentially leading to a world-wide economic downturn. It has caused a disruption of the normal operations of many businesses, including the temporary closure or scale-back of business operations and/or the imposition of either quarantine or remote work or meeting requirements for employees, either by government order or on a voluntary basis. The pandemic may adversely affect our customers’ operations, our employees and our employee productivity. It may also impact the ability of our subcontractors, partners, and suppliers to operate and fulfill their contractual obligations, and result in an increase in costs, delays or disruptions in performance. These supply chain effects, and the direct effect of the virus and the disruption on our employees and operations, may negatively impact both our ability to meet customer demand and our revenue and profit margins. Our employees, in many cases, are working remotely and using various technologies to perform their functions. We might experience delays or changes in customer demand, particularly if customer funding priorities change. Further, in reaction to the spread of COVID-19 in the United States, many businesses have instituted social distancing policies, including the closure of offices and worksites and deferring planned business activity. With regard to our Nuclear Industry Training and Consulting business segment, because of the embedded presence of our on-site workforce, if COVID-19 or a similar outbreak of infectious disease were to prevent our workers from being deployed to the applicable customer site, it may disrupt our Nuclear Industry Training and Consulting service offerings, interrupt performance on our Nuclear Industry Training and Consulting contracts with clients and negatively impact our business, financial condition and results of operations. Additionally, the disruption and volatility in the global and domestic capital markets may increase the cost of capital and limit our ability to access capital. Both the health and economic aspects of the COVID-19 virus are highly fluid and the future course of each is uncertain. For these reasons and other reasons that may come to light if the coronavirus pandemic and associated protective or preventative measures expand, we may experience a material adverse effect on our business operations, revenues and financial condition; however, its ultimate impact is highly uncertain and subject to change.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
April 15, 2020